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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 18, 2000, on the May 31, 2000 financial statements of STI Classic Funds, included in the Post Effective Amendment No. 37 to the Registration Statement on Form N-1A dated September 21, 2000, and to all references to our firm included in this Form N-14 Registration Statement.

                                                /s/ Arthur Andersen LLP

Philadelphia, PA
April 11, 2001